EXHIBIT 10.2

SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION

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Each year, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of 2U, Inc. (the “Company”) approves the compensation arrangements for non-employee members of the Board to take effect as of April 1 of such year. The compensation arrangements described below may be modified, amended or terminated by the Board at any time in its discretion.

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Each non-employee director will receive an annual cash retainer of $25,000, to be paid in equal quarterly installments of $6,250 on April 1 (or as soon as reasonably practicable thereafter) and on the first day of each calendar quarter thereafter.  At the timely election of a non-employee director, such director may receive, in lieu of such annual retainer, a restricted stock unit award (the “Director Retainer RSU Grant”) covering a number of shares of the Company’s common stock (the “Common Stock”) determined by dividing $25,000 by the Fair Market Value (as defined in the Company’s 2014 Equity Incentive Plan (as amended, the “2014 Plan”) of the Company’s Common Stock on the date of grant. Director Retainer RSU Grants vest in full on the first anniversary of the vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service (as defined in 2014 Plan) through the vesting date.

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Each non-employee director who serves as Chair of the Board or Chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee will receive an additional annual cash retainer of $5,000, to be paid in equal quarterly installments of $1,250 on April 1 (or as soon as reasonably practicable thereafter) and on the first day of each calendar quarter thereafter.  At the timely election of any Chair, such Chair may receive, in lieu of such annual retainer, a restricted stock unit award (the “Chair Retainer RSU Grant”) covering a number of shares of Common Stock determined by dividing $5,000 by the Fair Market Value of the Common Stock on the date of grant. Chair Retainer RSU Grants vest in full on the first anniversary of the vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service through the vesting date.

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On or about April 1 of each year, each non-employee director will receive an annual restricted stock unit award (each, a “Director Annual RSU Grant”) covering a number of shares of Common Stock determined by dividing $100,000 by the Fair Market Value of the Common Stock on the date of grant. Director Annual RSU Grants vest as to one-third of the underlying shares on each of the first, second and third anniversaries of the applicable vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service through each vesting date.

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On or about April 1 of each year, each non-employee director will also receive a stock option award (each, a “Director Annual Option Grant”) with a grant date fair value of $100,000 and an exercise price per share equal to the Fair Market Value of the Common Stock on the date of grant. Director Annual Option Grants vest and become exercisable as to one-third of the underlying shares on each of the first, second and third anniversaries of the applicable vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service through each vesting date.

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On or about April 1 of each year, each non-employee director who is then serving as Chair of the Board or Chair of the Audit Committee will also receive a restricted stock unit award (each, an “Board/Audit Chair Annual RSU Grant”) covering a number of shares of Common Stock determined by dividing $15,000 by the Fair Market Value of the Common Stock on the date of grant. Board/Audit Chair Annual RSU Grants vest in full on the first anniversary of the vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service through the vesting date.

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On or about April 1 of each year, each non-employee director who is then serving as Chair of the Compensation Committee or Chair of the Nominating and Corporate Governance Committee or member of the Audit Committee (other than the Chair) will also receive a restricted stock unit award (each, an “Other Chair/Audit Member Annual RSU Grant”) covering a number of shares of Common Stock determined by dividing $5,000 by the Fair Market Value of the Common Stock on the date of grant. Other Chair/Audit Member Annual RSU Grants vest in full on the first anniversary of the vesting commencement date (typically April 1 of the applicable year), assuming Continuous Service through the vesting date.

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In connection with his or her initial appointment to the Board, each non-employee director will receive a restricted stock unit award (an “Initial RSU Grant”) and a stock option award (an “Initial Option Grant”) on the first day of the first quarter immediately following the effective date of the director’s appointment. Initial RSU Grants cover a number of shares of Common Stock determined by dividing $25,000 by the Fair Market Value of the Common Stock on the date of grant and vest as to one-third of the underlying shares on each of the first, second and third anniversaries of the applicable vesting commencement date (which is typically the grant date), assuming Continuous Service through each vesting date. Initial Option Grants (i) have a grant date fair value of $25,000, (ii) have an exercise price per share equal to the Fair Market Value of the Common Stock on the date of grant and (iii) vest and become exercisable as to one-third of the underlying shares on each of the first, second and third anniversaries of the vesting commencement date (typically the date of grant), assuming Continuous Service through each vesting date.

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Each Director Retainer RSU Grant, Chair Retainer RSU Grant, Director Annual RSU Grant, Director Annual Option Grant, Board/Audit Chair Annual RSU Grant, Other Chair Annual RSU Grant, Initial RSU Grant and Initial Option Grant is granted under and subject to the terms and conditions of the 2014 Plan and an award agreement in substantially the forms previously approved by the Board or the Compensation Committee to evidence awards issued under the 2014 Plan. Awards that would otherwise cover partial shares are typically rounded down to the nearest whole share.

•	The cash retainers, equity awards and vesting schedules described in this summary may be prorated to reflect partial periods of a non-employee director’s service.
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